Exhibit 99.1

2 Forward Looking StatementsThis presentation contains forward-looking statements relating to the financial condition, results of operations and business of LNB Bancorp, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, changes in the mix of the Company's business, competitive pressures, general economic conditions and the risk factors detailed in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. LNB Bancorp, Inc. undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

Today's Discussion 3 Economic Conditions 2010 Performance 2011 Industry Update & Expectations

4 Local EconomyAuto Sales-- a bright spot. First Qtr. 2011 NE Ohio sales up 37% from the same period in 2010.Home Prices-- Home prices in NE Ohio fell 3.8% in January compared to 2010. Analysts expect continued weakness in 2011.Unemployment- March 2011Ohio 8.9%, Lorain County 8.5%, City of Lorain 9.4%, City of Elyria 8.5%. The economy is improving but job growth lags.

5 Banking Industry Turmoil- 2010 (CHART) 157 Bank Failures 884 "Problem" Institutions 1,500 + Formal Enforcement Actions Issued

Today's Discussion 6 Economic Conditions 2010 Performance 2011 Industry Update & Expectations

LNB Financial Performance(2010 vs. 2009) Net Loans + 1.53% Total Deposits + 0.73% Net Interest Income + 2.34% Non Interest Income + 15.23%($000s) 2010 2009Provision for Loan Loss $ 10,225 $19,017Net Income (loss) $ 5,365 ($2,001) 7

Deposit Market Share(2010) Lorain County #2 with 22.2% share City of Lorain #1 with 40.8% share Amherst #1 with 29.4% share Oberlin #1 with 53.0% share Vermilion #2 with 32.0% share Elyria #3 with 13.7% share Hudson #1 with 20.8% share 8 Source: FDIC, June 30, 2010

Interest Income to Assets(2010) (CHART) 9 *Peer Group includes all bank holding companies with assets between $1 billion and $3 billion. (BHCP Report)

Interest Expense to Assets(2010) (CHART) 10

Net Interest Income to Assets(2010) (CHART) 11

Non Interest Income toAssets(2010) (CHART) 12

Non Interest Expenses toAssets(2010) (CHART) 13

Non Interest Expenses toAssets (CHART) 14 LNBB

Net Income to Assets(2010) (CHART) 15

Pre Provision Core Earnings*To Assets(2010) (CHART) 16 *Pre Provision Core Earnings= Income before tax expense, adjusted to exclude the impact of the provision for loan losses.

Pre Provision Core Earnings*Millions $ (CHART) 17 *Pre Provision Core Earnings= Income before tax expense, adjusted to exclude the impact of the provision for loan losses. 2009 Asset size ($1.1 billion) ($632 million) ($1.1 billion) ($832 million)

Credit Quality 18

Net Loan Loss to Avg. Total Loans/Leases(2010) (CHART) 19

30 days delinquent + non accrual to Total Loans(2010) (CHART) 20

Allowance for Loan Lossesto Total Loans (CHART) 21

Capital 22

Tier 1 Leverage Capital(2010) (CHART) 23 "well capitalized" at 5%

Total Capital(2010) (CHART) 24 "well capitalized" at 10%

Liquidity 25

Core Deposits to Total Assets(2010 vs. 2009) (CHART) 26 2010 2009

Today's Discussion 27 Economic Conditions 2010 Performance 2011 Industry Update & Expectations

2011 Expectations Economic challenges persist...but beginning to ease Continued elevated reserves/ charge-offs versus "normal" period Continue to lend 28

29 The banking industry is showing bifurcation, with larger banks generating 95% of industry profits in 4th Qtr. 2010.

30 This slower "healing" process for community banks has resulted in bank failures being concentrated in small institutions. Asset Size

31 The regulatory environment will continue to create challenges for the community bank sector.Selected regulatory examples:Mortgage Loans- HAMPDodd / Frank BillDurbin Amendment--Debit Cards

Our Activities in the Community 32 Clothe-a-Child Catholic Charities Easter Seals Walk Second Harvest Food Drive Special Olympics Main Street Elyria Girl Scouts of NEO Team Lorain County Oberlin Chamber Central Park Pool in Lorain$13,000 donation

2011 Priorities Capital Liquidity Credit quality Core earnings (PPE) Enterprise risk management 33

34 Questions ?